SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 30, 2002



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                     0-14289                 62-1222567
          ---------                     -------                 ----------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 5.  Other Events.
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     On September 30, 2002, Greene County  Bancshares,  Inc.  announced that its common shares would begin trading on the Nasdaq National Market at the opening of trading on Tuesday, October 1, 2002. Further information is set forth in the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a) - (b)      Not applicable.

         (c)      The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated September 30, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                          GREENE COUNTY BANCSHARES, INC.


Date:   October 1, 2002                   By:  /s/ R. Stan Puckett
                                               -------------------------------
                                               R. Stan Puckett
                                               Chairman of the Board and Chief
                                               Executive Officer
                                               (Duly Authorized Representative)